UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2005

                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)

Louisiana                            1-10294                 72-0724532
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

313 Carondelet Street, New Orleans,
Louisiana 70130
(Address of principal executive
offices) (Zip Code)

Registrant's telephone number, including area code: (504) 533-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On September 7, 2005, Hibernia Corporation ("Hibernia") and Capital One Financial Corporation ("Capital One") issued a joint press release regarding an amendment, dated as of September 6, 2005, to the Agreement and Plan of Merger, dated as of March 6, 2005, between Hibernia and Capital One.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The exhibit listed below is being filed herewith.

Exhibit No.    Description

99.1 Press release, dated September 7, 2005 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on September 7, 2005)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                   (Registrant)

Date: September 7, 2005            By: /s/ Cathy E. Chessin
                                      -------------------------
                                      Cathy E. Chessin
                                      Executive Vice President,
                                      Secretary and
                                      Corporate Counsel


                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 Press release, dated September 7, 2005 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on September 7, 2005)